UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

AUGUST 31, 2016

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2016 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 6.02% for the Year ended August 31, 2016 and 4.25% since inception (September 27, 2005) compared to a total return of 8.31% and 7.01% for the Dow Jones U.S. Moderate Relative Risk Index, over the same periods.

Performance Review

We have been pleased with the performance of the Archer Balanced Fund for the past year.  The managers of the Fund, having stayed consistent with long-term value positions in equities, believe the conservative positions of this fund are appropriate for this style of fund.  The managers continue to reinforce their positions by managing stocks in long-term value and high quality short-term duration securities.  We continue to position the portfolio for what we believe is an inevitable rise in long-term interest rates by overweighting high quality, short- to intermediate-term bonds.  As we have noted in previous shareholder letters we have taken this position for quite some time and although interest rates have remained near historic lows, we continue to believe the yield of the 10-year U.S. Treasury Note will ultimately rise significantly as Central Bank accommodation is removed and inflation pressures mount in the economy.  As the Federal Reserve is primed to increase short-term rates and the economy continues to show signs of a steady, albeit slow recovery, we believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.  In the long-term the low interest rate environment, may be doing more damage to the economy than the advantages of living in a low rate environment.

With this being said, our management team feels it is important to keep a portfolio of stocks and bonds that we feel will weather a downturn instead of chasing any upside.  This reduced risk should help us outperform for the next downturn in equities.

Equity Portfolio

While earnings and revenues for the broad-based, U.S. stock market have continued to decline, we have focused our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations.  We have also leaned towards companies with stable dividend policies as those returns to shareholders are a positive contributor to long-term performance.  We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in Technology, Consumer Defensives, and Healthcare, and Energy companies.  The latter sectors have experienced significant "headline risk" as we have progressed through one of the more memorable election cycles in history.  That said, we feel some of the risks may be over done, and that the potential for long-term value has been created in certain segments of the Healthcare and Energy sectors.

Fixed-Income Portfolio

We will reiterate our position from the prior year:  “We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a couple of years still to come.  We will continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.”  The credit markets were particularly volatile during much of the

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2016 (UNAUDITED)

year as markets struggled to quantify the extent of risk in the energy markets and with the European banking sector. As we mentioned earlier, we feel the Fed is positioned to increase short-term interest rates, but ever changing global macro-environment makes timing somewhat difficult to forecast.  We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation returns to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and it is; be long-term in nature.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2016 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of 1.31% for the year ended August 31, 2016 and 7.20% since inception of March 11, 2011.  This compared to a gain of 12.55% for the S&P 500 Index and 12.26% since inception.

Performance Review

The Fund has underperformed several of the popular, broad-based indexes over the short-term as large, "defensive" stocks have outperformed smaller, growth companies which make up the majority of the Fund's portfolio.  Normally, the majority of the Fund's holdings are in small- to medium-sized, U.S. companies.  However, the Stock Fund is a go anywhere Fund seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  As of August 31, 2016, the Fund held 47 equity positions and a roughly 4% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to their 50 best ideas.  This results in a relatively concentrated portfolio which can lead to periods of relative underperformance, but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.   The Fund is currently overweight in Financial, Technology, and Healthcare stocks and related industries as the managers believe many companies in these sectors offer compelling, long-term value.  We continue to seek out positions with strong balance sheets of companies having upward revised

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2016 (UNAUDITED)

estimates and/or strong relative performance which have the opportunity to outperform the indices over the long-term.

Archer Income Fund (ARINX)

The Archer Income Fund returned 5.14% for the year ended August 31, 2016 and 3.34% from the date of inception on March 11, 2011 compared to a gain of 5.99% and 4.12% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and 5.61% and 4.38% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  Fund performance relative to the Aggregate Index since inception has suffered due to our overweight position in corporate debt.  We expect rates to continue to rise as they have been artificially lowered by government intervention for several years.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the outflow as many others competitors as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a gain or loss.  In fact, with the anticipation of yields rising, we continue to look to additional holdings and are buyers of shorter-term duration debt with the intention to collect the coupons until maturity.  This should bode well for our shareholders.  We believe in the positions we hold and continue to personally own the fund in our and our family accounts.

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate markets. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Troy C. Patton, CPA/ABV

President

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2016 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Balanced Fund
Dow Jones Moderate U.S. Portfolio Index
22,000
21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Sep-05
Aug-06
Aug-07
Aug-08
Aug-09
Aug-10
Aug-11
Aug-12
Aug-13
Aug-14
Aug-15
Aug-16

Average Annual Total Returns
For the Periods Ended August 31, 2016
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index
1 Year	6.02%	8.31%
3 Year	9.66%	8.41%
5 Year	8.71%	9.95%
10 Year	3.83%	7.01%
Since Inception	4.25%	7.01%
Value	$15,766	$20,974

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2016 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Income Fund
Barclay's Capital U.S. Aggregate Bond Index
Barclay's Intermediate Credit Index
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Mar-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16

Average Annual Total Returns
For the Periods Ended August 31, 2016
	Archer Income Fund	Barclay's Capital U.S. Aggregate Bond Index	Barclay's Intermediate Credit Index
1 Year	5.14%	5.99%	5.61%
3 Year	3.85%	4.38%	4.15%
5 Year	2.88%	3.45%	3.77%
Since Inception	3.34%	4.12%	4.38%
Value	$11,972	$12,473	$12,647

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM  pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2016 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Stock Fund
S&P 500 Index
S&P 400 Midcap Index
19,000
17,000
15,000
13,000
11,000
9,000
7,000
Mar-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16

Average Annual Total Returns
For the Periods Ended August 31, 2016
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	1.31%	12.55%	12.31%
3 Year	8.48%	12.30%	11.42%
5 Year	9.75%	14.68%	14.03%
Since Inception	7.20%	12.26%	11.27%
Value	$14,633	$18,835	$17,941

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

Corporate Bonds
21.60% *
Exchange Traded Fund
0.41%
Exchange Traded Note
0.84%
Municipal Bonds
4.54%
Real Estate Investment Trusts
2.63%
Preferred Securities
1.08%
Structured Notes
1.36%
Money Market Fund
5.34%
Common Stocks
62.20% *

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

Municipal Bonds
20.72%
Preferred Securities
4.49%
Real Estate Investment
Trusts
2.16%
Structured Notes
4.66%
Money Market Fund
2.82%
Exchange Traded Notes
1.45%
Exchange Traded Funds
1.59%
Corporate Bonds
62.11% *

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Basic Materials
2.09%
Consumer Cyclical
14.54%
Consumer Defensive
6.05%
Energy
1.80%
Financial Services
13.42%
Healthcare
23.84%
Industrials
7.65%
Money Market Fund
4.01%
Real Estate
1.56%
Technology
25.04%

Sectors are categorized using Morningstar® classifications.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

Shares/Principal		Value

COMMON STOCKS - 61.94%

Air Courier Services - 1.67%
3,000	FedEx Corp.	$ 494,790

Aircraft - 1.10%
2,500	Boeing Co.	323,625

Aircraft Engines & Engine Parts - 1.80%
5,000	United Technologies Corp.	532,150

Beverages - 1.26%
3,500	PepsiCo, Inc.	373,625

Biological Products (No Diagnostic Substances) - 1.76%
1,700	Biogen, Inc. *	519,571

Cable & Other Pay Television Services - 4.75%
7,000	Comcast Corp. Class A	456,820
10,000	Walt Disney Co.	944,600
		1,401,420
Commercial Banks, Nec - 1.74%
11,500	Toronto Dominion Bank (Canada)	512,900

Computer & Office Equipment - 0.86%
1,600	International Business Machines Corp.	254,208

Electric Services - 1.84%
4,500	NextEra Energy, Inc.	544,230

Electronic Computers - 1.83%
5,100	Apple, Inc.	541,110

Food & Kindred Products - 1.32%
4,900	Nestle S.A. ADR	389,550

Footwear - 1.37%
7,000	Nike, Inc. Class B	403,480

Hospital & Medical Service Plans - 0.99%
2,500	Aetna, Inc.	292,800

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Motor Vehicle Parts & Accessories - 1.78%
4,500	Honeywell International, Inc.	$ 525,195

National Commercial Banks - 3.06%
6,500	JPMorgan Chase & Co.	438,750
10,500	US Bancorp.	463,575
		902,325
Natural Gas Transmission - 1.55%
21,000	Kinder Morgan, Inc.	458,850

Oil & Gas Filed Services, NBC - 1.20%
4,500	Schlumberger Ltd. (France)	355,500

Petroleum Refining - 1.02%
3,000	Chevron Corp.	301,740

Pharmaceutical Preparations - 5.94%
4,000	Johnson & Johnson	477,360
9,000	Merck & Co., Inc.	565,110
16,000	Pfizer, Inc.	556,800
4,000	Sanofi ADR	153,880
		1,753,150
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.54%
3,000	Dow Chemical Co.	160,920

Railroads, Line-Haul Operating - 1.52%
4,700	Union Pacific Corp.	448,991

Retail - Apparel & Accessory Stores - 1.35%
15,000	Hanesbrands, Inc.	398,100

Retail - Drug Stores and Proprietary Stores - 1.90%
6,000	CVS Caremark Corp.	560,400

Retail - Eating & Drinking Places - 2.06%
10,800	Starbucks Corp.	607,284

Retail - Lumber & Other Building Material Dealers - 1.82%
4,000	The Home Depot, Inc.	536,480

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Retail - Variety Stores - 2.47%
5,000	Target Corp.	$ 350,950
5,300	Wal-Mart Stores, Inc.	378,632
		729,582
Semiconductors & Related Devices - 1.46%
12,000	Intel Corp.	430,680

Services - Business Services - 3.12%
3,800	Accenture Plc. Class A (Ireland)	437,000
5,000	MasterCard, Inc. Class A	483,150
		920,150
Services-Computer Programming, Data Processing, Etc. - 3.05%
500	Alphabet, Inc. Class A *	394,925
4,000	Facebook, Inc. Class A *	504,480
		899,405
Services - Prepackaged Software - 2.14%
11,000	Microsoft Corp.	632,060

Telephone Communications (No Radio Telephone) - 3.67%
13,700	AT&T, Inc.	560,056
10,000	Verizon Communications, Inc.	523,300
		1,083,356

TOTAL FOR COMMON STOCKS (Cost $14,397,931) - 61.94%		18,287,627

CORPORATE BONDS - 21.50% (a)

Agriculture Chemicals - 0.29%
75,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	85,807

Air Transportation, Scheduled - 0.52%
150,000	Southwest Airlines Co., 2.750%, 11/06/19	154,702

Banks & Financial Institutions - 0.17%
50,000	Societe Generale, 1.8516%, 4/22/20 (France) **	50,456

Bituminous Coal & Lignite Surface Mining - 0.04%
50,000	Peabody Energy Corp., 7.875%, 11/01/26 (b)	10,375

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

(a) With the exception of Cibolo Canyon, all Corporate and Municipal Bonds are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(b) Security is in bankruptcy and is in default of interest payments. The yield is 0% as of August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Cable & Other Pay Television Services - 0.34%
100,000	Viacom, Inc., 3.50%, 4/01/17	$ 101,191

Computer Communications Equipment - 0.45%
125,000	Juniper Networks, Inc., 4.50%, 3/15/24	132,843

Computer Storage Devices - 0.60%
182,000	EMC Corp., 3.375%, 6/01/23	177,975

Crude Petroleum & Natural Gas - 1.16%
200,000	Murphy Oil Corp., 2.50%, 12/01/17	203,269
150,000	Murphy Oil Corp., 4.00%, 6/01/22	139,727
		342,996
Dental Equipment & Supplies - 0.71%
200,000	DENTSPLY International, Inc., 4.125%, 8/15/21	208,976

Distribution/Wholesale - 0.17%
50,000	Tech Data Corp., 3.75%, 9/21/17	51,186

Electric Services - 0.54%
150,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	159,979

Food & Kindred Products - 0.37%
100,000	Kraft Foods Group, Inc., 6.125%, 8/23/18	109,000

Healthcare Providers & Services - 0.34%
100,000	Catholic Health Initiatives, 2.95%, 11/01/22	101,099

Metal Mining - 0.31%
100,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	92,000

Miscellaneous Business Credit Institution - 0.69%
100,000	Ford Motor Credit Co. LLC., 6.625, 8/15/17	104,774
100,000	Ford Motor Credit Co. LLC., 2.061%, 11/20/18 **	99,866
		204,640
Miscellaneous Manufacturing Industries - 0.37%
100,000	Hillenbrand, Inc., 5.50%, 7/15/20	109,416

Motor Vehicle Parts & Accessories - 0.37%
100,000	Lear Corp., 5.25%, 1/15/25	108,000

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

National Commercial Banks - 0.86%
150,000	Citigroup, Inc., 2.40%, 2/18/20	$ 152,053
100,000	Old National Bancorp., 4.125%, 8/15/24	100,845
		252,898
Operative Builders - 0.71%
200,000	Lennar Corp., 4.875%, 12/15/23	209,500

Printed Circuit Boards - 0.18%
50,000	Jabil Circuit, Inc., 5.625%, 12/15/20	53,625

Property & Casualty Insurance - 0.80%
200,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	237,417

Radio Telephone Communications - 0.35%
100,000	T-Mobile USA, Inc., 6.464%, 4/28/19	102,000

Real Estate - 0.65%
50,000	Aurora Military Housing, 5.35%, 12/15/25	55,484
137,178	Cibolo Canyon CTFS, 3.00%, 8/20/20 (c)	135,806
		191,290
Retail - Auto & Home Supply Stores - 0.38%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	110,904

Retail - Department Store - 0.55%
150,000	Dillards, Inc., 7.13%, 8/01/18	162,375

Retail - Drug Stores & Proprietary Stores - 0.63%
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	184,986

Retail - Shoe Stores - 0.40%
100,000	Foot Locker, Inc., 8.50%, 1/15/22	118,750

Retail - Variety Stores - 0.74%
200,000	Wal-Mart Stores, Inc., 3.625%, 7/08/20	216,981

Savings Institution, Federally Chartered - 1.09%
300,000	E Trade Financial Corp., 5.375%, 11/15/22	322,125

Services - Business Services - 0.58%
170,000	Ebay, Inc., 2.60%, 7/15/22	171,790

(c) Categorized as Level 3 of the fair value hierarchy.  Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales.  The restricted security represents 0.46% of net assets.  Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Services - Computer Programming Services - 0.61%
175,000	VeriSign, Inc., 4.625%, 5/01/23	178,937

Services - Educational Services - 0.28%
75,000	Graham Holdings Co., 7.25%, 2/01/19	81,469

Services - General Medical & Surgical Hospitals - 0.37%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	108,250

Services - Prepackaged Software - 1.91%
300,000	CA, Inc., 5.375%, 12/01/19	330,851
75,000	Symantec Corp., 3.95%, 6/15/22	76,276
150,000	Symantec Corp., 4.20%, 9/15/20	157,566
		564,693
Services - Video Tape Rental - 0.55%
150,000	Netflix, Inc., 5.375%, 2/01/21	162,750

Transportation Services - 0.38%
100,000	Expedia, Inc., 5.95%, 8/15/20	112,159

Tires & Inner Tubes - 1.08%
300,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22	319,500

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.28%
75,000	Cardinal Health, Inc., 4.625%, 12/15/20	83,481

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.68%
200,000	LKQ Corp., 4.75%, 5/15/23	202,000

TOTAL FOR CORPORATE BONDS (Cost $6,289,999) - 21.50%		6,348,521

EXCHANGE TRADED FUND - 0.41%
1,500	Vanguard Short-Term Corporate Bond Index	121,065
TOTAL FOR EXCHANGE TRADED FUND (Cost $120,108) - 0.41%		121,065

EXCHANGE TRADED NOTE - 0.84%
8,000	JPMorgan Alerian MLP Index ETN	248,000
TOTAL FOR EXCHANGE TRADED NOTE (Cost $316,951) - 0.84%		248,000

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

MUNICIPAL BONDS - 4.52% (a)

Arizona - 0.34%
75,000	La Paz Cnty, AZ Indl. Dev. Auth., 5.40%, 12/01/20	$ 76,280
25,000	Sedona, AZ Wastewater, 0.00%, 7/01/21	22,954
		99,234
California - 0.67%
40,000	California St. University Revenue Bond Series B, 2.785%, 11/01/22	41,331
100,000	Kern Cnty, CA Pension Oblg., 5.25%, 8/15/19	94,037
60,000	University Enterprises Inc. CA, 5.25%, 10/01/20	63,655
		199,023
Georgia - 0.39%
99,000	Georgia Loc. Govt., 4.75%, 6/1/28	113,806

Illinois - 0.77%
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	98,053
35,000	Eastern IL University Ctfs. Partn. Rev., 6.00%, 4/01/24	27,539
30,000	Illinois St., 5.877%, 3/1/19	32,547
70,000	Saint Clair Cnty, IL School District., 4.00%, 1/01/21	70,141
		228,280
Indiana - 0.54%
35,000	Anderson, IN Economic Dev. Rev., 5.00%, 10/01/28	35,114
70,000	Gary, IN Community School Bldg., 7.50%, 2/01/29	81,276
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.75%, 1/15/24	44,005
		160,395
Iowa - 0.59%
171,000	Tobacco Settlement Auth Iowa, 6.50%, 6/01/23	172,775

Michigan - 0.40%
105,000	Michigan State Build America Bonds, 7.625%, 9/15/27	118,660

Oklahoma - 0.13%
35,000	Bryan County, OK Indpt School District, 6.554%, 12/01/29	38,802

South Carolina - 0.31%
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, 12/01/30	63,639
25,000	Scago, SC Public Facs Corp. for Georgetown Cnty, 6.75%, 12/01/29	27,464
		91,103

(a) With the exception of Cibolo Canyon, all Corporate and Municipal Bonds are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Texas - 0.38%
25,000	Katy Texas Schools, 5.999%, 2/15/2030	$ 28,662
25,000	Reeves Cnty, TX Cops, 5.00%, 12/01/16	24,954
60,000	Reeves Cnty, TX Cops, 6.375%, 12/01/21	57,528
		111,144

TOTAL FOR MUNICIPAL BONDS (Cost $1,309,282) - 4.52%		1,333,222

REAL ESTATE INVESTMENT TRUSTS - 2.62%
18,000	Duke Realty Corp.	506,160
500	PS Business Parks Inc. Series T, PFD 6.00%, 12/31/49	13,175
3,500	Ventas, Inc.	254,345
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $487,532) - 2.62%		773,680

PREFERRED SECURITIES - 1.07%

National Commercial Banks - 0.44%
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, 12/31/49	77,220
2,000	Wells Fargo & Co. Series P, 5.25%, 12/31/49	52,860
		130,080
Telephone Communications (No Radio Telephone) - 0.63%
2,000	QWest Corp., 6.125%, 6/01/53	50,800
3,000	QWest Corp., 6.50%, 9/01/56	83,400
2,000	US Cellular Corp., PFD 6.95%, 5/15/60	51,780
		185,980

TOTAL FOR PREFERRED SECURITIES (Cost $299,190) - 1.07%		316,060

STRUCTURED NOTES - 1.36% (a)

Commercial Banks, Nec - 0.23%
100,000	Barclays Bank Plc., 3.236%, 5/14/29 (United Kingdom) **	68,150

National Commercial Banks - 0.62%
93,000	Citigroup, Inc., 3.00%, 12/23/19 **	95,397
100,000	JP Morgan Chase Bank, 2.10%, 1/23/29 **	86,770
		182,167

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

(a) With the exception of Cibolo Canyon, all Corporate and Municipal Bonds are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Security Brokers, Dealers & Flotation Companies - 0.51%
125,000	Goldman Sachs, 2.69875%, 11/13/2028 **	$ 99,600
50,000	Morgan Stanley, 2.50%, 11/09/19 **	50,375
		149,975

TOTAL FOR STRUCTURED NOTES (Cost $447,013) - 1.36%		400,292

MONEY MARKET FUND - 5.32%
1,571,239	Fidelity Institutional Money Market Portfolio 0.39% ** (Cost $1,571,239)	1,571,239

TOTAL INVESTMENTS (Cost $25,239,245) - 99.58%		29,399,706

OTHER ASSETS LESS LIABILITIES, NET - 0.42%		125,839

NET ASSETS - 100.00%		$ 29,525,545

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

Shares/Principal		Value

CORPORATE BONDS - 60.94% (a)

Aerospace/Defense - Major Diversified - 0.72%
75,000	Exelis, Inc., 5.55%, 10/01/21	$ 85,748

Agriculture Chemicals - 0.48%
50,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	57,204

Airlines - 0.86%
100,000	Southwest Airlines Co., 2.750%, 11/06/19	103,134

Banks & Financial Institutions - 0.42%
50,000	Societe Generale, 1.8516%, 4/22/20 (France) **	50,456

Biological Products (No Diagnostic Substances) - 1.74%
200,000	Biogen, Inc., 2.90%, 9/15/20	208,499

Bituminous Coal & Lignite Surface Mining - 0.09%
50,000	Peabody Energy Corp., 7.875%, 11/01/26 (b)	10,375

Brewery - 0.63%
250,000	Ambev Intl. Finance Co., 9.50%, 7/24/17 (Cayman Islands) **	75,712

Cable & Other Pay Television Services - 0.42%
50,000	Viacom, Inc., 3.50%, 4/01/17	50,596

Commercial Banks, Nec - 0.30%
50,000	Lloyds Bank PLC., 3.292%, 7/05/2033 **	35,625

Commercial Service - Finance - 0.37%
800,000	GE Capital Corp., 8.87%, 6/02/18	44,716

Computer & Office Equipment - 0.90%
100,000	Hewlett-Packard, 4.375%, 9/15/21	107,862

Computer Communications Equipment - 1.12%
50,000	Cisco Systems, Inc., 4.95%, 2/15/19	54,461
75,000	Juniper Networks, Inc., 4.50%, 3/15/24	79,706
		134,167
Computer Storage Devices - 0.41%
50,000	EMC Corp., 3.375%, 6/01/23	48,894

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

(a) With the exception of Cibolo Canyon, all Corporate and Municipal Bonds are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information. (b) Security is in bankruptcy and is in default of interest payments. The yield is 0% as of August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Container & Packaging - 0.45%
50,000	Ball Corp., 5.00%, 3/15/22	$ 54,000

Consumer Products - 0.43%
50,000	Avon Products, Inc., 5.75%, 3/01/18	52,063

Crude Petroleum & Natural Gas - 1.41%
75,000	Murphy Oil Corp., 2.50%, 12/1/17	76,226
100,000	Murphy Oil Corp., 4.00%, 6/01/22	93,151
		169,377
Dental Equipment & Supplies - 0.87%
100,000	DENTSPLY International, Inc., 4.125%, 8/15/21	104,488

Distribution/Wholesale - 1.30%
100,000	Ingram Micro, Inc., 5.00%, 8/10/22	104,494
50,000	Tech Data Corp., 3.75%, 9/21/17	51,186
		155,680
Electric & Other Services Combined - 1.13%
50,000	CMS Energy, Inc., 6.25%, 2/01/20	57,084
100,000	PPL Energy Supply LLC., 4.60%, 12/15/21	78,250
		135,334
Electric Services - 1.31%
50,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	53,326
100,000	Southern Co., 2.95%, 7/1/23	103,319
		156,645
Farm Machinery & Equipment - 0.90%
100,000	AGCO Corp., 5.875%, 12/1/21	108,399

Food & Kindred Products - 1.30%
80,000	Conagra Foods, Inc., 9.75%, 3/01/21	100,887
50,000	Kraft Foods Group, Inc., 6.125%, 8/23/18	54,500
		155,387
General Building Contractors - Residential Buildings - 0.44%
50,000	Lennar Corp., 4.875%, 12/15/23	52,375

Hazardous Waste Management - 0.43%
50,000	Clean Harbors, Inc., 5.125%, 6/01/21	51,375

Healthcare Providers & Services - 0.42%
50,000	Catholic Health Initiatives, 2.95%, 11/01/22	50,549

Medical - Generic Drugs - 0.70%
75,000	Watson Pharmaceuticals, Inc., 6.125%, 8/15/19	84,177

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Metal Mining - 1.05%
100,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/21	$ 79,250
50,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	46,000
		125,250
Miscellaneous Business Credit Institution - 1.29%
100,000	Ford Motor Credit Co. LLC., 6.625%, 8/15/17	104,774
50,000	Ford Motor Credit Co. LLC., 2.061%, 11/20/18 **	49,933
		154,707
Miscellaneous Manufacturing Industries - 0.69%
75,000	Hillenbrand, Inc., 5.50%, 7/15/20	82,062

Motor Vehicle Parts & Accessories - 0.45%
50,000	Lear Corp., 5.25%, 1/15/25	54,000

Multimedia - 0.47%
50,000	Time Warner, Inc., 4.75%, 3/29/21	56,090

National Commercial Banks - 1.27%
50,000	Citigroup, Inc., 2.40%, 2/18/20	50,684
100,000	Old National Bancorp., 4.125%, 8/15/24	100,846
		151,530
Natural Gas Transmission - 0.84%
100,000	Kinder Morgan, Inc., 2.00%, 12/01/17	100,110

Oil Company - Exploration & Production - 1.24%
100,000	Southwestern Energy Co., 7.125%, 10/10/17	100,188
50,000	Whiting Petroleum Corp., 6.50%, 10/01/18	47,875
		148,063
Pipe Lines (No Natural Gas) - 0.85%
100,000	Plains All American Pipeline L.P., 6.125%, 1/15/17	101,639

Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 2.31%
250,000	E.I. du Pont de Nemours & Co., 5.75%, 3/15/19	276,568

Printed Circuit Boards - 0.45%
50,000	Jabil Circuit, 5.625%, 12/15/20	53,625

Property & Casualty Insurance - 1.49%
150,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	178,063

Radio Telephone Communications - 0.85%
100,000	T Mobile US, Inc., 6.464%, 04/28/19	102,000

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Real Estate - 1.03%
50,000	Aurora Military Housing LLC., 5.35%, 12/15/25	$ 55,484
68,589	Cibolo Canyon CTFS, 3.00%, 8/20/20 (c)	67,903
		123,387
Retail - Auto & Home Supply Stores - 0.93%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	110,904

Retail - Department Stores - 1.24%
35,000	Dillards, Inc., 7.75%, 7/15/26	40,425
100,000	Dillards, Inc., 7.13%, 8/01/18	108,250
		148,675
Retail - Discretionary - 0.86%
100,000	Staples, Inc., 4.375%, 1/12/23	103,050

Retail - Drug Stores & Proprietary Stores - 4.36%
200,000	CVS Health Corp., 3.50%, 7/20/22	214,973
120,000	Express Scripts Holding Co., 2.25%, 6/15/19	122,025
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	184,986
		521,984
Retail - Shoe Stores - 1.49%
150,000	Foot Locker, Inc., 8.50%, 1/15/22	178,125

Savings Institution, Federally Chartered - 1.79%
200,000	E Trade Financial Corp., 5.375%, 11/15/22	214,750

Security Broker Dealers - 1.72%
50,000	Morgan Stanley, 4.90%, 2/23/17	38,741
150,000	TD Ameritrade Holding Corp., 5.60%, 12/01/19	167,449
		206,190
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.40%
50,000	Credit Suisse Securities USA LLC., 8.25%, 2/20/19	48,045

Services - Business Services - 1.56%
80,000	Ebay, Inc., 2.60%, 7/15/22	80,842
100,000	Total System Services, Inc., 3.80%, 4/1/21	106,085
		186,927
Services - Computer Programming Services - 0.81%
95,000	VeriSign, Inc., 4.625%, 5/01/23	97,138

(c) Categorized as Level 3 of the fair value hierarchy.  Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales.  The restricted security represents 0.57% of net assets.  Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Services - Educational Services - 0.45%
50,000	Graham Holdings Co., 7.25%, 2/01/19	$ 54,313

Services - General Medical & Surgical Hospitals, Nec - 0.90%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	108,250

Services - Prepackaged Software - 2.71%
200,000	CA, Inc., 5.375%, 12/01/19	220,567
50,000	Symantec Corp., 3.95%, 6/15/22	50,850
50,000	Symantec Corp., 4.20%, 9/15/20	52,522
		323,939
Services - Video Tape Rental - 0.91%
100,000	Netflix 5.375%, 2/1/21	108,500

State Commercial Banks - 0.42%
50,000	United Comm BK Blairsville, GA, 6.00%, 8/13/18	50,813

Telephone Communications (No Radio Telephone) - 0.54%
50,000	Indiana Bell Tel Co. Inc., 7.30%, 8/15/26	64,726

Television Broadcasting Stations - 0.55%
54,000	CBS Broadcasting, Inc., 7.125%, 11/1/23	65,573

Tires & Inner Tubes - 2.79%
100,000	Goodyear Tire & Rubber Co., 8.75%, 8/15/20	120,625
200,000	Goodyear Tire & Rubber Co., 7.00%, 7/15/22	213,000
		333,625
Transportation Services - 0.94%
100,000	Expedia, Inc. 5.95%, 8/15/20	112,159

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.46%
50,000	Cardinal Health, Inc., 4.625%, 12/15/20	55,654

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 0.44%
50,000	Anixter, Inc., 5.625%, 5/1/19	52,938

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.84%
100,000	LKQ Corp., 4.75%, 5/15/23	101,000

TOTAL FOR CORPORATE BONDS (Cost $7,317,296) - 60.94%		7,297,209

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

EXCHANGE TRADED FUNDS - 1.56%
3,000	PowerShares Build America Bond	$ 94,800
6,000	PowerShares Preferred	92,340
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $161,722) - 1.56%		187,140

EXCHANGE TRADED NOTES - 1.42%
2,800	JPMorgan Alerian MLP Index	86,800
3,000	UBS ETRACS Alerian MLP Infrastructure Index	83,340
TOTAL FOR EXCHANGE TRADED NOTES (Cost $195,025) - 1.42%		170,140

MUNICIPAL BONDS - 20.33%

Arizona - 0.25%
25,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, 7/01/26	29,655

California - 2.51%
165,000	California State, 6.20%, 3/01/19	183,940
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, 8/1/24	116,435
		300,375
Florida - 0.73%
25,000	Auburndale, FL Revenue Pub Impt., 4.30%, 12/01/26	25,171
25,000	Orlando, FL, Cmnty Redev Agy BAB, 7.50%, 9/1/29	28,927
30,000	Osceola County, FL 6.02%, 10/01/26	33,809
		87,907
Georgia - 0.48%
50,000	Georgia Local Government, 4.75%, 6/01/28	57,478

Illinois - 3.57%
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	49,026
40,000	Eastern IL University Build America Bond, 5.45%, 4/01/19	34,457
45,000	Eastern IL University Build America Bond, 5.90%, 4/01/23	35,471
15,000	Rosemont, IL Ref Bds Series A, 5.375%, 12/1/25	17,050
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.00%, 1/01/21	30,060
75,000	State of Illinois, 4.95%, 6/1/23	79,132
50,000	State of Illinois, 5.665%, 3/1/18	52,542
70,000	State of Illinois, 5.877%, 3/1/19	75,944
50,000	State of Illinois, 6.20%, 7/01/21	54,250
		427,932

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Indiana - 2.94%
25,000	Brier Creek, IN School Bldg. Corp., 6.08%, 7/15/24	$ 28,417
35,000	Evansville, IN Redevelopment Authority, 6.15%, 2/01/24	41,527
80,000	Evansville, IN Redevelopment BAB, 6.86%, 2/01/29	97,076
10,000	Indiana St Univ Revs BAB, 5.26%, 4/1/24	10,973
40,000	Kankakee VY, IN, Middle Sch Bldg Corp., BAB, 6.39%, 7/15/29	45,789
50,000	Lake Station, IN, Multi Sch Bldg Corp., Series B, 4.00%, 7/15/22	53,316
75,000	Westfield County IN Option Income Tax Revenue 3.25%, 11/01/16	75,028
		352,126
Iowa - 0.62%
74,000	Iowa Tobacco Settlement Authority, 6.50%, 6/01/23	74,768

Kentucky - 0.19%
20,000	Kentucky St Mun Pwr Agy, 5.91%, 9/1/25	22,532

Louisiana - 0.26%
30,000	Louisiana State Local Gov't Envt, 5.75%, 9/01/2019	30,595

Michigan - 1.17%
45,000	Blackman Twp., MI Build America Bond, 4.70%, 5/01/19	48,111
50,000	Macomb, MI Interceptor Drain Dist Build America Bonds, Series A, 4.95%, 5/01/25	53,223
35,000	Van Buren MI Public Schools Build America Bonds, 6.43%, 5/1/29	38,774
		140,108
Maryland - 0.68%
35,000	Worcester County, MD, 2.50%, 12/01/18	36,237
40,000	Prince Georges County, MD, 6.169, 10/15/29	45,402
		81,639
Minnesota - 0.23%
25,000	Mountain Iron-Buhl, MN Indep Sch Dist, Series A, 6.30%, 2/01/19	27,380

Mississippi - 0.22%
25,000	Jackson, MS Mun Arpt Auth. Series C, 4.90%, 10/01/21	26,363

Missouri - 0.22%
25,000	Missouri State Health & Educational Fac., 5.80%, 10/01/23	25,884

Nevada - 0.48%
50,000	County of Clark, NV, 6.36%, 11/01/24	57,205

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

New Jersey - 1.62%
100,000	Atlantic City Board of Education, 4.093%, 7/15/20	$ 97,292
20,000	Hoboken, NJ Services, 5.33%, 2/01/18	20,509
65,000	Hudson County, NJ 6.89%, 3/01/26	76,344
		194,145
New York - 1.55%
50,000	Erie County, NY Tobacco Asset Corp, 6.00%, 6/01/28	50,021
75,000	Nassau County, NY Series F, 6.80%, 10/01/27	86,043
50,000	TSACS Inc., NY 4.75%, 6/01/22	50,062
		186,126
Ohio - 0.30%
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.06%, 10/01/26	35,623

Oklahoma - 0.30%
35,000	Caddo County, OK Gov't Bldg., 5.858%, 9/01/25	36,230

Oregon - 0.25%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.45%, 6/30/24	29,577

Texas - 0.97%
25,000	Irving, TX Hotel Occupancy Tax, Series A, 5.657%, 8/15/23	27,809
25,000	Reeves Cnty., TX, 5.00%, 12/01/16	24,954
40,000	Reeves Cnty., TX, 6.375%, 12/21/21	38,352
25,000	Reeves Cnty., TX, 6.75%, 12/01/19	24,774
		115,889
Virginia - 0.14%
15,000	Virginia Commonwealth Build American Bonds, 5.75%, 5/15/28	16,441

Wisconsin - 0.65%
75,000	Public Finance Authority, WI, 5.75%, 6/01/23	78,150

TOTAL FOR MUNICIPAL BONDS (Cost $2,398,531) - 20.33%		2,434,128

PREFERRED SECURITIES - 4.41%

National Commercial Banks - 1.31%
2,000	Citigroup, Inc., PFD 5.80%, 12/31/49 Series C	52,680
3,000	PNC Financial Services Group, Inc., 5.375%, 12/31/49 Series Q	77,220
1,000	Wells Fargo & Co., PFD 5.25%, 12/31/49 Series P	26,430
		156,330

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Electric Services - 0.47%
50,000	Edison International, PFD 6.25%, 8/01/49 Series E **	$ 56,104

Savings Institutions, Not Federally Chartered - 0.54%
2,500	First Republic Bank, PFD 6.70%, 12/31/49 Series A	64,800

Telephone Communications (No Radio Telephone) - 2.09%
2,500	QWest Corp., 6.125%, 6/1/53	63,500
3,000	QWest Corp., 6.50%, 9/1/56	83,400
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	103,560
		250,460

TOTAL FOR PREFERRED SECURITIES (Cost $493,759) - 4.41%		527,694

REAL ESTATE INVESTMENT TRUSTS - 2.12%
2,500	Digital Realty Trust, PFD 6.625%, Series F	65,725
2,000	Digital Realty Trust, PFD 7.375% Series H	57,840
3,000	Public Storage, PFD 5.20%, 12/31/49 Series W	78,180
2,000	Regency Centers Corp., PFD 6.625%, 12/31/49, Series 6	51,800
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $235,884) - 2.12%		253,545

STRUCTURED NOTES - 4.57%

Commercial Banks, Nec - 0.28%
50,000	Barclays Bank Plc., 3.236%, 5/14/29 (United Kingdom) **	34,075

Security Brokers, Dealers & Flotation Companies - 4.29%
75,000	Goldman Sachs Group, Inc., 3.308%, 9/5/28 **	61,500
100,000	Goldman Sachs Group, Inc., 3.8223%, 12/13/28 **	81,750
63,000	Goldman Sachs Group, Inc., 5.75%, 11/29/20 **	62,339
120,000	Goldman Sachs Group, Inc., 2.69875%, 11/13/28 **	95,616
50,000	JPMorgan Chase & Co., 2.10%, 1/23/29 **	43,385
50,000	Morgan Stanley, 2.50%, 11/09/19 **	50,375
25,000	Morgan Stanley, 10.00%, 1/30/35 **	20,094
113,000	Morgan Stanley, 6.59%, 6/30/30 **	98,169
		513,228

TOTAL FOR STRUCTURED NOTES (Cost $614,167) - 4.57%		547,303

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

MONEY MARKET FUND - 2.77%
331,579	Fidelity Institutional Money Market Portfolio 0.39% ** (Cost $331,579)	$ 331,579

TOTAL INVESTMENTS (Cost $11,747,963) - 98.12%		11,748,738

OTHER ASSETS LESS LIABILITIES, NET - 1.88%		224,714

NET ASSETS - 100.00%		$ 11,973,452

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

Shares/Principal		Value

COMMON STOCKS - 94.20%

Abrasive Asbestos & Miscellaneous Nonmetallic Mineral Products - 2.08%
5,100	Owens Corning	$ 280,092

Aircraft Part & Auxiliary Equipment, Nec - 1.87%
5,500	Spirit Aerosystems Holdings, Inc. Class A *	252,010

Air Transportation - 1.76%
6,400	Southwest Airlines Co.	236,032

Asset Management - 3.88%
750	Blackrock, Inc.	279,607
4,200	Cognizant Technology Solutions Corp. *	241,248
		520,855
Business Services - 2.23%
3,700	Visa, Inc. Class A	299,330

Crude Petroleum & Natural Gas - 1.80%
7,000	Noble Energy, Inc.	241,360

Electric Computers - 1.97%
2,500	Apple, Inc.	265,250

Finance Services - 2.07%
10,000	Synchrony Financial	278,300

Fire, Marine & Casualty Insurance - 2.03%
12,000	National General Holdings Corp.	273,480

Food & Kindred Products - 2.08%
6,200	Mondelez International, Inc.	279,124

General Building Contractors - Residential Buildings - 2.01%
5,700	Lennar Corp.	269,610

Hospital & Medical Service Plans - 2.34%
4,600	Centene Corp. *	314,134

Industrial Instruments for Measurement, Display & Control - 2.28%
6,300	MKS Instruments, Inc.	307,062

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Life Insurance - 2.10%
6,500	MetLife, Inc.	$ 282,100

Measuring & Controlling Devices - 1.92%
1,700	Thermo Fisher Scientific, Inc.	258,723

Motor Homes - 2.48%
4,100	Thor Industries, Inc.	332,715

Motor Vehicle Parts & Accessories - 1.99%
2,300	Lear Corp.	267,467

National Commercial Banks - 2.87%
17,300	Banc of California, Inc.	386,136

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.41%
2,500	Zimmer Biomet Holdings, Inc.	324,025

Pharmaceutical Preparations - 5.65%
1,200	Allergan Plc. (Ireland) *	281,448
7,700	Roche Holding, Ltd. ADR	235,235
4,800	Teva Pharmaceutical Industries Ltd. ADR	241,872
		758,555
Radio & TV Broadcasting & Communications - 1.74%
16,000	CalAmp Corp. *	233,280

Retail - Drug Stores and Proprietary Stores- 3.88%
2,700	CVS Health Corp.	252,180
3,700	Express Scripts Holding Co. *	268,990
		521,170
Retail - Grocery Stores - 1.95%
8,200	Kroger Co.	262,318

Retail - Lumber & Other Building Materials Dealers - 1.94%
3,400	Lowes Companies, Inc.	260,304

Retail - Retail Stores - 2.02%
1,100	Ulta Salon, Cosmetics & Fragrance, Inc. *	271,931

Semiconductors, Integrated Circuits & Related Services - 2.17%
3,900	Skyworks Solutions, Inc.	291,954

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Semiconductors & Related Devices - 1.63%
17,000	Canadian Solar, Inc. (Canada) *	$ 219,130

Services - Auto Rental & Leasing (No Drivers) - 1.79%
700	Amerco	240,597

Services - Business Services, Nec - 2.21%
6,600	Cardtronics, Inc. *	296,406

Services - Computer Processing & Data Preparation - 1.84%
5,600	Gigamon, Inc. *	247,520

Services - Computer Programming, Data Processing - 2.35%
2,500	Facebook, Inc. Class A *	315,300

Services - Computer Programming Services - 2.80%
9,000	Synchronoss Technologies, Inc. *	375,750

Services - Educational Services - 2.01%
6,500	Grand Canyon Education, Inc. *	269,945

Services - Health Services - 2.06%
3,600	ICON Plc. (Ireland) *	276,444

Services - Help Supply Services - 1.89%
7,000	AMN Healthcare Services, Inc. *	253,610

Services - Hospitals - 1.71%
3,500	Mednax, Inc. *	230,195

Services - Prepackaged Software - 4.15%
3,100	Citrix Systems, Inc. *	270,320
5,000	Microsoft Corp.	287,300
		557,620
Telephone & Telegraph Apparatus - 2.25%
5,300	Netgear, Inc. *	302,100

Water Transportation - 2.06%
5,800	Carnival Corp.	277,240

Wholesale - Drugs Proprietaries & Druggists' Sundries - 1.92%
1,400	McKesson Corp.	258,468

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2016

Shares/Principal		Value

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 2.01%
7,500	LKQ Corp. *	$ 270,675

TOTAL FOR COMMON STOCKS (Cost $10,825,530) - 94.20%		12,658,317

REAL ESTATE INVESTMENT TRUST - 1.56%
2,600	Extra Space Storage, Inc.	209,430
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $226,714) - 1.56%		209,430

MONEY MARKET FUND - 4.00%
537,584	Fidelity Institutional Money Market Portfolio 0.39%** (Cost $537,584)	537,584

TOTAL INVESTMENTS (Cost $11,589,828) - 99.76%		13,405,331

OTHER ASSETS LESS LIABILITIES, NET - 0.24%		31,914

NET ASSETS - 100.00%		$ 13,437,245

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

STATEMENT OF ASSETS & LIABILITIES

AUGUST 31, 2016

	Balanced	Income	Stock
Assets:	Fund	Fund	Fund
Investments in Securities, at Value (Cost $25,239,245,	$ 29,399,706	$ 11,748,738	$13,405,331
$11,747,963, and $11,589,828, respectively)
Cash	26,320	62,191	12,730
Receivables:
Securities Sold	249,113	-	-
Shareholder Subscriptions	679	45,378	42,252
Interest	83,460	125,075	136
Dividend	52,523	3,900	13,682
Prepaid Expenses	17,358	7,847	9,065
Total Assets	29,829,159	11,993,129	13,483,196
Liabilities:
Payables:
Securities Purchased	253,452	-	18,444
Shareholder Redemptions	10,000	-	-
Due to Advisor	6,653	3,855	9,474
Due to Administrator	12,461	5,011	5,667
Due to Trustees	726	388	51
Accrued Expenses	20,322	10,423	12,315
Total Liabilities	303,614	19,677	45,951
Net Assets	$ 29,525,545	$ 11,973,452	$13,437,245

Net Assets Consist of:
Paid In Capital	$ 25,393,395	$ 12,156,767	$11,995,554
Undistributed Net Investment Income (Loss)	91,845	2,371	(26,549)
Accumulated Net Realized Loss on Investments	(120,156)	(186,461)	(347,263)
Net Unrealized Appreciation in Value of Investments	4,160,461	775	1,815,503
Net Assets (unlimited shares authorized; 2,491,520, 607,603, and 349,310 shares outstanding, respectively)
	$ 29,525,545	$ 11,973,452	$13,437,245
Net Asset Value and Offering Price Per Share	$ 11.85	$ 19.71	$ 38.47

Redemption Price Per Share ($11.85 x 0.99),
($19.71 x 0.99), & ($38.47 x 0.99), respectively *	$ 11.73	$ 19.51	$ 38.09

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

ARCHER  FUNDS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST, 31 2016

Investment Income:	Balanced Fund	Income Fund	Stock Fund
Dividends (net of foreign withholding taxes of $4,481, $0, and $1,069, respectively)	$ 460,029	$ 56,080	$ 134,087
Interest	280,849	366,196	894
Total Investment Income	740,878	422,276	134,981

Expenses:
Advisory Fees (a)	204,827	53,148	95,518
Administrative (a)	136,551	53,148	63,679
Transfer Agent	40,970	30,876	31,042
Registration	32,827	12,330	17,198
Legal	16,992	6,559	7,963
Audit	15,424	7,668	8,260
Custody	6,309	3,721	5,959
Trustee	4,897	1,963	2,220
Miscellaneous	6,065	4,302	2,401
Insurance	1,685	618	845
Printing and Mailing	4,753	1,776	2,094
Total Expenses	471,300	176,109	237,179
Fees Waived and Reimbursed by the Advisor (a)	(144,010)	(50,673)	(52,759)
Net Expenses	327,290	125,436	184,420

Net Investment Income (Loss)	413,588	296,840	(49,439)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	166,585	(2,735)	(347,263)
Capital Gain Distributions from Portfolio Companies	14,599	6,145	-
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,020,236	241,879	568,476
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	1,201,420	245,289	221,213

Net Increase in Net Assets Resulting from Operations	$1,615,008	$ 542,129	$ 171,774

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2016	8/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 413,588	$ 380,351
Net Realized Gain on Investments and Foreign Currency Transactions	166,585	862,800
Capital Gain Distributions from Portfolio Companies	14,599	1,072
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,020,236	(934,360)
Net Increase in Net Assets Resulting from Operations	1,615,008	309,863

Distributions to Shareholders:
Net Investment Income	(387,917)	(347,850)
Total Distributions	(387,917)	(347,850)

Capital Share Transactions:
Proceeds from Sale of Shares	5,550,751	10,935,931
Shares Issued on Reinvestment of Dividends	363,948	333,298
Early Redemption Fees *	5,655	5,834
Cost of Shares Redeemed	(5,097,632)	(4,512,819)
Net Increase from Capital Share Transactions	822,722	6,762,244

Net Assets:
Net Increase in Net Assets	2,049,813	6,724,257
Beginning of Year	27,475,732	20,751,475
End of Year (Including Accumulated Undistributed Net
Investment Income of $91,845 and $66,174 respectively)	$29,525,545	$27,475,732

Share Transactions:
Shares Sold	485,280	934,089
Shares Issued on Reinvestment of Dividends	32,288	28,822
Shares Redeemed	(450,034)	(386,054)
Net Increase in Shares	67,534	576,857
Outstanding at Beginning of Year	2,423,986	1,847,129
Outstanding at End of Year	2,491,520	2,423,986

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2016	8/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 296,840	$ 251,344
Net Realized Loss on Investments and Foreign Currency Transactions	(2,735)	(539)
Capital Gain Distributions from Portfolio Companies	6,145	489
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	241,879	(361,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	542,129	(110,169)

Distributions to Shareholders:
Net Investment Income	(287,575)	(257,037)
Total Distributions	(287,575)	(257,037)

Capital Share Transactions:
Proceeds from Sale of Shares	2,785,281	3,175,339
Shares Issued on Reinvestment of Dividends	272,743	244,008
Early Redemption Fees *	100	694
Cost of Shares Redeemed	(1,213,560)	(1,044,615)
Net Increase from Capital Share Transactions	1,844,564	2,375,426

Net Assets:
Net Increase in Net Assets	2,099,118	2,008,220
Beginning of Year	9,874,334	7,866,114
End of Year (Including Accumulated Undistributed Net
Investment Income (Loss) of $2,371 and ($6,894), respectively)	$11,973,452	$ 9,874,334

Share Transactions:
Shares Sold	143,948	161,540
Shares Issued on Reinvestment of Dividends	14,149	12,414
Shares Redeemed	(63,180)	(53,136)
Net Increase in Shares	94,917	120,818
Outstanding at Beginning of Year	512,686	391,868
Outstanding at End of Year	607,603	512,686

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2016	8/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (49,439)	$ (70,867)
Net Realized Gain (Loss) on Investments	(347,263)	675,684
Net Change in Unrealized Appreciation (Depreciation) on Investments	568,476	(948,813)
Net Increase (Decrease) in Net Assets Resulting from Operations	171,774	(343,996)

Distributions to Shareholders:
Realized Gains	(628,636)	(607,862)
Total Distributions	(628,636)	(607,862)

Capital Share Transactions:
Proceeds from Sale of Shares	2,816,089	3,017,833
Shares Issued on Reinvestment of Dividends	566,134	562,834
Early Redemption Fees *	241	685
Cost of Shares Redeemed	(2,726,000)	(918,050)
Net Increase from Capital Share Transactions	656,464	2,663,302

Net Assets:
Net Increase in Net Assets	199,602	1,711,444
Beginning of Year	13,237,643	11,526,199
End of Year (Including Accumulated Undistributed Net
Investment Loss of ($26,549) and ($47,327), respectively)	$ 13,437,245	$ 13,237,643

Share Transactions:
Shares Sold	73,208	70,455
Shares Issued on Reinvestment of Dividends	14,228	13,691
Shares Redeemed	(70,210)	(21,551)
Net Increase in Shares	17,226	62,595
Outstanding at Beginning of Year	332,084	269,489
Outstanding at End of Year	349,310	332,084

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2016	8/31/2015	8/31/2014	8/31/2013	8/31/2012

Net Asset Value, at Beginning of Year	$ 11.34	$ 11.23	$ 9.48	$ 9.04	$ 8.68

Income From Investment Operations:
Net Investment Income *	0.17	0.18	0.16	0.20	0.24
Net Gain (Loss) on Securities (Realized and Unrealized)	0.50	0.10	1.84	0.49	0.33
Total from Investment Operations	0.67	0.28	2.00	0.69	0.57

Distributions:
Net Investment Income	(0.16)	(0.17)	(0.25)	(0.25)	(0.21)
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.16)	(0.17)	(0.25)	(0.25)	(0.21)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 11.85	$ 11.34	$ 11.23	$ 9.48	$ 9.04

Total Return ***	6.02%	2.50%	21.34%	7.85%	6.76%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 29,526	$ 27,476	$ 20,751	$ 16,391	$ 15,433
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.73%	1.75%	1.91%	2.07%	2.16%
Ratio of Net Investment Income to Average Net Assets	0.99%	1.01%	0.79%	1.31%	1.83%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.56%	1.50%	2.18%	2.79%
Portfolio Turnover	26.32%	31.82%	35.18%	77.01%	76.14%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2016	8/31/2015	8/31/2014	8/31/2013	8/31/2012

Net Asset Value, at Beginning of Year	$ 19.26	$ 20.07	$ 19.34	$ 20.58	$ 20.77

Income (Loss) From Investment Operations:
Net Investment Income *	0.54	0.57	0.65	0.66	1.03
Net Gain (Loss) on Securities (Realized and Unrealized)	0.43	(0.80)	0.83	(1.29)	0.20
Total from Investment Operations	0.97	(0.23)	1.48	(0.63)	1.23

Distributions:
Net Investment Income	(0.52)	(0.58)	(0.75)	(0.61)	(1.39)
Realized Gains	-	-	-	-	(0.03)
Total from Distributions	(0.52)	(0.58)	(0.75)	(0.61)	(1.42)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 19.71	$ 19.26	$ 20.07	$ 19.34	$ 20.58

Total Return ***	5.14%	(1.17)%	7.79%	(3.15)%	6.26%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,973	$ 9,874	$ 7,866	$ 6,354	$ 4,781
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.66%	1.72%	1.83%	1.96%	2.57%
Ratio of Net Investment Income to Average Net Assets	2.32%	2.35%	2.67%	2.49%	3.67%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.18%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.87%	3.30%	3.25%	5.04%
Portfolio Turnover	13.70%	17.33%	15.45%	18.32%	24.29%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2016	8/31/2015	8/31/2014	8/31/2013	8/31/2012

Net Asset Value, at Beginning of Year	$ 39.86	$ 42.77	$ 34.39	$ 29.47	$ 27.57

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.15)	(0.24)	(0.14)	(0.01)	(0.07)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.74	(0.54)	9.82	4.93	1.97
Total from Investment Operations	0.59	(0.78)	9.68	4.92	1.90

Distributions:
Realized Gains	(1.98)	(2.13)	(1.30)	-	-
Total from Distributions	(1.98)	(2.13)	(1.30)	-	-

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 38.47	$ 39.86	$ 42.77	$ 34.39	$ 29.47

Total Return ***	1.31%	(1.98)%	28.53%	16.69%	6.89%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 13,437	$ 13,238	$ 11,526	$ 7,243	$ 4,918
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.86%	1.90%	2.00%	2.22%	2.78%
Ratio of Net Investment Loss to Average Net Assets	(0.80)%	(1.00)%	(0.90)%	(0.82)%	(1.59)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Loss to Average Net Assets	(0.39)%	(0.55)%	(0.35)%	(0.05)%	(0.26)%
Portfolio Turnover	87.75%	88.25%	67.68%	195.28%	399.91%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2016

NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of three funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), and the Archer Stock Fund (the “Stock Fund”).   The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Balanced Fund commenced operations on June 11, 2010.  Prior to June 11, 2010, the Balanced Fund operated as a series of the Unified Series Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Balanced Fund originally commenced investment operations on September 27, 2005.

The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and

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foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2013-2016 for the Balanced, Income and Stock Funds, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2016, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

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Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee.  Effective as of June 1, 2016 for the Balanced Fund, the Board of Trustees has approved an increase in the redemption fee holding period to 90 days of purchase and an increase in the percentage of the redemption to 1.00%.  Investments made prior to June 1, 2016 are subject to the 30 day holding period at 0.50% in effect at the time of purchase.  The Income and Stock Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2016, the Balanced Fund, Income Fund, and Stock Fund collected $5,655, $100, and $241 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional information on options transactions.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

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Reclassifications - As of August 31, 2016, the Stock Fund recorded permanent book/tax differences of $70,217 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Funds’ and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may

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include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, structured notes and municipal bonds). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair

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value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Restricted securities (corporate bonds). Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded companies. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 or the fair value hierarchy.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets and liabilities measured at fair value as of August 31, 2016:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3 (1)	Fair Value
Common Stocks *	$ 18,287,627	$ -	$ -	$ 18,287,627
Corporate Bonds *	-	6,213,435	135,086	6,348,521
Exchange Traded Fund	121,065	-	-	121,065
Exchange Traded Note	248,000	-	-	248,000
Municipal Bonds	-	1,333,222	-	1,333,222
Real Estate Investment Trusts	773,680	-	-	773,680
Preferred Securities	316,060	-	-	316,060
Structured Notes	-	400,292	-	400,292
Short-Term Investment	1,571,239	-	-	1,571,239
	$ 21,317,671	$ 7,946,949	$ 135,086	$ 29,399,706

The following table summarizes the inputs used to value Income Fund’s assets and liabilities measured at fair value as of August 31, 2016:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3 (1)	Fair Value
Corporate Bonds *	$ -	$ 7,229,306	$ 67,903	$ 7,297,209
Exchange Traded Funds	187,140	-	-	187,140
Exchange Traded Notes	170,140	-	-	170,140
Municipal Bonds	-	2,434,128	-	2,434,128
Preferred Securities	527,694	-	-	527,694
Real Estate Investment Trusts	253,545	-	-	253,545
Structured Notes	-	547,303	-	547,303
Short-Term Investment	331,579	-	-	331,579
	$ 1,470,098	$ 10,210,737	$ 67,903	$11,748,738

(1) Denotes restricted security.

The following table summarizes the inputs used to value Stock Fund’s assets and liabilities measured at fair value as of August 31, 2016:

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STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 12,658,317	$ -	$ -	$ 12,658,317
Real Estate Investment Trust	209,430			209,430
Short-Term Investment	537,584	-	-	537,584
	$ 13,405,331	$ -	$ -	$ 13,405,331

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Stock Fund did not hold any Level 3 assets during the year ended August 31, 2016; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The table below shows the transfers between Level 2 and Level 3. The Balanced and Income Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

Financial Instruments – Assets

Fund

                        Transfer out of Level 2**

        Transfer into Level 3**

Balanced Fund

        Corporate Bonds ($135,086)

                   $135,086

Income Fund

        Corporate Bonds ($67,903)

                   $67,903

** Transferred from Level 2 to Level 3 due to the absence of a readily available unadjusted quoted market price.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balanced Fund Level 3	Income Fund Level 3
Balance as of 8/31/2015	$ -	$ -
Accrued Accretion/(Amortization)	-	-
Change in Unrealized Appreciation/(Depreciation)	-	-
Realized Gain/(Loss)	-	-
Purchases/Sales	-	-
Transfers In/(Out) of Level 3	135,086	67,903
Balance as of 8/31/2016	$ 135,086	$ 67,903

Valuation of the Level 3 Corporate Bond is based off market prices of similar instruments.

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NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2016, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2016.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $ 400,292

Income Fund

    $ 547,303

Unrealized gains and losses on derivatives during the year ended August 31, 2016, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Investments” as follows:

Balanced Fund

 ($46,721)

Income Fund

 ($25,616)

There was no realized gain or loss on sales of Structured Notes for the year ended August 31, 2016 for the Balanced and Income Funds.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund of each Fund’s average daily net assets.  For the year ended August 31, 2016, the Advisor earned fees of $204,827 for the Balanced Fund, $53,148 for the Income Fund, and $95,518 for the Stock Fund, before the waivers and reimbursements described below.  At August 31, 2016, the Balanced Fund owed the Advisor $6,653, the Advisor owed the Income Fund $3,855, and the Stock Fund owed the Advisor $9,474, in advisory fees.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2016, the Advisor earned administrative fees of $136,551 for the Balanced Fund, $53,148 for the Income Fund, and $63,679 for the Stock Fund.  At August 31, 2016, the Balanced Fund owed the Advisor

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$12,461, the Income Fund owed the Advisor $5,011, and the Stock Fund owed the Advisor $5,667, in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2016, the Advisor waived fees and/or reimbursed expenses of $144,010.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2019 totaled $409,312.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2016 were as follows:

Subject to Repayment
Amount	by August 31,
$130,403	2017
$134,899	2018
$144,010	2019

Archer Income Fund

As of December 30, 2015, Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.18% of the Income Fund’s average daily net assets.  Prior to December 30, 2015, the Advisor contractually agreed to waive its management fee and/or reimburse expenses so they did not exceed 1.20% of the Income Fund’s average daily net assets.  For the year ended August 31, 2016, the Advisor waived fees and/or reimbursed expenses of $50,673.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 1.18% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2019 totaled $139,268.

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The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2016 were as follows:

Subject to Repayment
Amount	by August 31,
$ 43,058	2017
$ 45,537	2018
$ 50,673	2019

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.45% of the Stock Fund’s average daily net assets. For the year ended August 31, 2016, the Advisor waived fees and/or reimbursed expenses of $52,759.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.45% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2019 totaled $161,547.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2016 were as follows:

Subject to Repayment
Amount	by August 31,
$ 51,140	2017
$ 57,648	2018
$ 52,759	2019

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or

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a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2016 for the Balanced, Income, and Stock Funds.

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”).  MSS is the transfer agent and fund accountant of the Funds.  For the year ended August 31, 2016, MSS earned $102,888.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $8,253,821 and $6,903,382, respectively.

Archer Income Fund

For the year ended August 31, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $3,815,365 and $1,355,243, respectively.

Archer Stock Fund

For the year ended August 31, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $11,002,096 and $11,358,975, respectively.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2016, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 59.17% of the voting securities of the Balanced Fund, approximately 64.67% of the voting securities of the Income Fund, and approximately 68.83% of the voting securities of the Stock Fund and may be deemed to control each of the respective Funds.

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NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of August 31, 2016, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

             Balanced Fund          Income Fund               Stock Fund

Unrealized Appreciation (Depreciation)

$4,151,676

  $      775

                $1,815,503

Undistributed Ordinary Income/(Loss)                 91,845

                         2,371

                                -

Deferral of Post-October Capital Loss

                -                        (1,671)                    (207,702)

Deferral of Post-December Ordinary Loss

                -

              -

                     (26,549)

Undistributed long term capital gains

                -

              -

              -

            Capital loss carryforward expiring +:

         8/31/2018

   (111,371)

              -

              -

Short term (no expiration)                   -

                   (145,274)

                   (139,561)

Long term (no expiration)

                -

                     (39,516)

              -

                           Total Distributable Earnings    $4,132,150                 $(183,315)

                $1,441,691

The capital loss carryforwards shown above differ from corresponding net unrealized appreciation and accumulated net realized loss figures reported in the statement of assets and liabilities due to the tax deferral of wash sales on the Balanced Fund.  The capital loss carryforwards shown above differ from corresponding accumulated net realized loss figures reported in the statement of assets and liabilities due to post-October capital loss deferrals on the Income and Stock Funds. The Balanced Fund utilized $187,679 of capital loss carryforwards in the current tax year.  The Stock Fund utilized $47,327 of prior year post December ordinary losses in the Stock Fund’s current tax year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year.  Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

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As of August 31, 2016 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities	$ 4,476,333	$ 323,071	$ 2,170,236
Gross unrealized depreciation on investment securities	(324,657)	(322,296)	(354,733)
Net unrealized appreciation (depreciation)	$ 4,151,676	$ 775	$ 1,815,503

Tax cost of investments (including short-term investments) *	$ 25,248,030	$ 11,747,963	$11,589,828

* The difference between the book cost and tax cost of investments, for the Balanced Fund, represents disallowed wash sales for tax purposes.

The Balanced, Income and Stock Funds paid the following distributions for the years ended August 31, 2016 and 2015:

	Year Ended	$ Amount	Tax Character
Balanced Fund	08/31/16	$ 387,917	Ordinary Income
Balanced Fund	08/31/15	$ 347,850	Ordinary Income

Income Fund	08/31/16	$ 287,575	Ordinary Income
Income Fund	08/31/15	$ 257,037	Ordinary Income

Stock Fund	08/31/16	$ 628,636	Long term capital gain
Stock Fund	08/31/15	$ 32,380	Ordinary Income
Stock Fund	08/31/15	$ 575,482	Long term capital gain

NOTE 9.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements.

On September 1, 2016, the Archer Investment Series Trust has added the Archer Dividend Growth Fund to the Trust. The investment objective of the Archer Dividend Growth Fund is to seek to provide income and, as a secondary focus, long-term capital appreciation.

NOTE 10.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

   of the Archer Balanced Fund, Archer Income Fund

   and Archer Stock Fund, each a Series of the Archer

   Investment Series Trust

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, (the "Funds"), each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of August 31, 2016, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 27, 2016

ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2016 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period - March 1, 2016 through August 31, 2016.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2016 (UNAUDITED)

Archer Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2016	August 31, 2016	March 1, 2016 to August 31, 2016

Actual	$1,000.00	$1,084.75	$6.29
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.10	$6.09

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Archer Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2016	August 31, 2016	March 1, 2016 to August 31, 2016

Actual	$1,000.00	$1,054.00	$6.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.20	$5.99

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Archer Stock Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2016	August 31, 2016	March 1, 2016 to August 31, 2016

Actual	$1,000.00	$1,092.90	$7.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.35

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2016 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (69) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (61) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*   The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (49) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi, (42) Treasurer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (53) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Mason Heyde (27) Chief Compliance Officer, August 2015 to present	Archer Investment Corporation (2012 – present) Compliance/Admin

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2016 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Consideration and Renewal of Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund and the Archer Dividend Growth Fund

Archer Investment Corporation (“AIC” or “Advisor”) is retained to manage the investments comprising the portfolios of the following series (each may be referred to herein as a “Fund” or collectively as the “Funds”) of the Archer Investment Series Trust (the “Trust”): the Archer Balanced Fund  (the “Balanced Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Income Fund (the “Income Fund”),and the Archer Dividend Growth Fund (the “Dividend Growth Fund”), (collectively hereinafter referred to as the “Funds”) pursuant to the Management Service Agreement and Expense Limitation Agreement (the “Agreements”) between the Advisor and the Trust with respect to the Funds. At the in-person regular meeting of the Board of Trustees (the “Board”) of the Trust that was held on August 25, 2016, the Independent Trustees, trustees who are not parties to the Agreements or interested persons of any party to any of the Agreements (the “Independent Trustees”) as such are defined under the Investment Company Act of 1940, after a lengthy discussion of the continuation of the Agreements between AIC and the Trust on behalf of its respective Funds, unanimously approved the renewal of the Agreements for another one year term.

The Board of Trustees in reviewing and approving the renewal of the Agreements were led by the Funds’ legal counsel in a discussion of the information and factors that should be considered by the Board in order to make an informed decision

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2016 (UNAUDITED)

 regarding the approval of the continuation of the Agreements.  The discussion surrounded the following material factors: (i) the nature, extent, and quality of the services provided by AIC; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) AIC’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Independent Trustees took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented pursuant to their request in connection with the annual renewal process. The Board, requested and was provided information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and organizational support provided to the Funds and their shareholders by AIC; (ii) quarterly assessments of the investment performance of the Funds by personnel of AIC; (iii) commentary on each Fund’s performance; (iv) presentations by the Funds’ portfolio manager of AIC’s investment philosophy, investment strategy, personnel and operations; (v) the Funds and AIC compliance and audit reports; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; and (vii) a memorandum from the Funds’ legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving each of the Agreements, including the material factors and corresponding relevant information that should be considered by the Board in order to make an informed decision.  The Board also requested and received materials prepared by AIC (“AIC 15(c) Response”), including, without limitation: (i) documents containing information about AIC; (ii) a description of personnel and the services provided to each Fund; (iii) information on investment advice, performance; (iv) summaries of fund expenses, compliance program, current legal matters, and other general information; (v) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (vi) the effect of each Fund’s size on its performance and expenses; (vii) benefits to be realized by AIC from its relationship with the Funds, and (viii) the Advisor’s practices regarding possible conflicts of interest.

The Independent Trustee did not identify any particular single piece of information that was most relevant to its consideration to approve the continuation of each Fund’s Management Services Agreement and each Independent Trustee may have afforded different weight to the various factors that are specifically required to be consider for purposes of disclosure in the Funds’ next set of financial statements.

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under each Agreement. The Trustees reviewed the services being provided by AIC to each Archer Fund including, without limitation: the quality of AIC investment advisory services (including research and recommendations with respect to portfolio securities) and assuring compliance with each Fund’s investment objectives and

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2016 (UNAUDITED)

limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Funds among the service providers and the Independent Trustees; and its efforts to promote the Funds and grow each Fund’s assets. The Trustees noted AIC’s continuity of, and commitment to retain and enhance, qualified personnel; and AIC’s continued cooperation with the Independent Trustees, the chief compliance officer and Legal Counsel for the Funds. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president for the Trust were employees of AIC, and they served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Funds; its efforts to expand the Archer Investment Series Trust with the establishment of the Archer Dividend Growth Fund; and their continued desire to expand its reach through advisor representatives and the Archer brand.  After reviewing the foregoing information and further information in the materials provided by AIC (including AIC’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by AIC were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of the Funds and AIC.  In considering the investment performance of the Funds and AIC, the Trustees compared the short and long-term performance of each Fund. The Trustees also considered the consistency of AIC’s management of the Funds with the investment objectives and policies along with the overall performance of each Archer Fund under the Trust along with the materials which the Board has reviewed at each quarterly Board meeting throughout the current fiscal year-to-date.

Overall, the Trustees concluded that the performance of each Fund was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds, the Trustees considered: (1) AIC’s financial condition (as reported by the company) and the level of commitment to the Funds and by the principals of AIC; (2) the increasing asset levels of the Funds; (3) the overall expenses of the Funds; (4) the nature and frequency of advisory fee payments; and (5) the newly formed Archer Dividend Growth Fund. The Trustees also considered potential benefits for AIC in managing the Funds including the newly formed Archer Dividend Growth Fund. The Trustees noted that AIC is profitable with regard to its relationship with the Funds. The Trustees noted that the Funds’ advisory fees remain slightly higher than other funds, however they did recognize that AIC reduced the expense limitation on the Income Fund during this fiscal year and is seeking to reduce the expense limitation on the Stock and Balanced Funds in the upcoming fiscal year.  AIC’s desire to remain competitive is reflected in its desire to reduce the fees to the shareholders.  The Trustees concluded that given the relatively small asset levels of the Funds, it would be difficult for any adviser to operate the Funds at average cost levels and that AIC had put forth efforts to control the operating expenses of the Funds and increase the assets. The

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2016 (UNAUDITED)

Trustees noted AIC’s continued efforts to manage the expenses of the Funds. The Board concluded that although Fund expenses were higher than peer averages, such expenses were justified and unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in each of the Funds. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Funds and the profits to be realized by AIC, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Economies of Scale.   The Board, including the Independent Trustees, also considered whether there have been any economies of scale with respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Adviser in managing multiple series under the Archer Investment Series Trust, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into one of the Archer Funds, and the anticipated addition of the Archer Dividend Growth Fund as a series to the Trust.  After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the management fees to be paid to the Adviser by each Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics. The Trustees also noted that AIC may enjoy some enhanced status as an investment adviser to a larger family of registered mutual funds. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Conclusion.  Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

This Page Was Left Blank Intentionally

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 26,000

FY 2015

$ 25,000

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2016

$ 5,550

FY 2015

$ 5,400

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2016

$ 5,550

FY 2015

$ 5,400

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 7, 2016

* Print the name and title of each signing officer under his or her signature.